Exhibit 10.1

FIRST AMENDMENT
TO
CREDIT AGREEMENT
This First Amendment to Credit Agreement (this “Amendment”) is executed effective as of August 8, 2016 (the “Effective Date”), by and among AZZ Inc., f/k/a AZZ incorporated, a Texas corporation (“Borrower”), Bank of America, N.A., as Lender, Administrative Agent, Swing Line Lender and L/C Issuer (“Administrative Agent”), and the Lenders party to that certain Credit Agreement dated as of March 27, 2013, by and among Borrower, Administrative Agent and the Lenders from time to time party thereto (as the same may be amended, modified, supplemented, restated or amended and restated from time to time, the “Agreement”).
A.Borrower has requested that Administrative Agent and Lenders amend certain terms and provisions of the Agreement.
B.Upon the following terms and conditions, Administrative Agent, Borrower and the Lenders have agreed to amend the Agreement in certain respects.
NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:
Section 1.Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement.
Section 2.    Amendments to Agreement. Effective as of the Effective Date, but subject to satisfaction of the conditions precedent set forth in Section 3 hereof, the Agreement is hereby amended as set forth below.
(a)    The definition of “Base Rate” set forth in Section 1.01 of the Agreement is amended to read in its entirety as follow:
“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”, and (c) the Eurodollar Rate plus 1.00%; provided, that if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.
(b)    Clause (b) of the definition of “Change of Control” set forth in Section 1.01 of the Agreement is amended to read in its entirety as follows:
“(b)    during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.”
(c)    The definition of “Committed Loan Notice” set forth in Section 1.01 of the Agreement is amended to read in its entirety as follow:
“Committed Loan Notice” means a notice of (a) the Term Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by Administrative Agent), appropriately completed and signed by a Responsible Officer of Borrower.
(d)    The definition of “Eurodollar Rate” set forth in Section 1.01 of the Agreement is amended to read in its entirety as follows:
“Eurodollar Rate” means:
(a)    for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to (i) the British Bankers Association LIBOR Rate or the successor thereto if the British Bankers Association is no longer making a LIBOR rate available (“LIBOR”), as published by Reuters (or such other commercially available source providing quotations of LIBOR as may be designated by Administrative Agent from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, (ii) if such rate is not available at such time for any reason, the rate per annum determined by Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two London Banking Days prior to the commencement of such Interest Period, or (iii) if such rate shall be less than zero (0), such rate shall be deemed to be zero (0) for purposes of this Agreement; and
(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) LIBOR, at approximately 11:00 a.m., London time determined two London Banking Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day, (ii) if such published rate is not available at such time for any reason, the rate per annum determined by Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in Same Day Funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank Eurodollar market at their request at the date and time of determination, or (iii) if such rate shall be less than zero (0), such rate shall be deemed to be zero (0) for purposes of this Agreement.
(e)    The definition of “Net Income” set forth in Section 1.01 of the Agreement is amended to read in its entirety as follows:

“Net Income” means, for any Rolling Period, as applied to Borrower and its Subsidiaries (including any Subsidiaries acquired during such Rolling Period if such Acquisition is a Permitted Acquisition and such net income (or net loss) is supported by an audit or is otherwise acceptable to Administrative Agent), the consolidated net income (or net loss) of Borrower and its Subsidiaries after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including, without limitation, reserves for deferred taxes); provided, however, that such sum shall exclude:
(a)    any net gains or losses on the sale or the other disposition, not in the ordinary course of business, of investments and other capital assets, provided that there shall also be excluded any related charges for taxes thereon;
(b)    any net gain arising from the collection of the proceeds of any insurance policy (other than any business interruption insurance policy);
(c)    any write-up or write-down of any asset;
(d)    any other extraordinary item, as defined by GAAP; and
(e)    any net income or loss in connection with a joint venture except to the extent such net income is paid in cash to the Borrower or any of its Subsidiaries by dividend or other distribution.
(f)    The definition of “Responsible Officer” set forth in Section 1.01 of the Agreement is amended to read in its entirety as follows:
“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or secretary of a Loan Party, and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
(g)    The definition of “Swing Line Loan Notice” set forth in Section 1.01 of the Agreement is amended to read in its entirety as follows:
“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 0, which shall be substantially in the form of Exhibit B or such other form as approved by Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approve by Administrative Agent), appropriately completed and signed by a Responsible Officer of Borrower.
(h)    Section 2.02(a) of the Agreement is amended to read in its entirety as follows:
“(a)    Each Revolving Credit Borrowing, each Term Borrowing, each conversion of Revolving Credit Loans or Term Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon Borrower’s irrevocable notice to Administrative Agent, which may be given by (A) telephone, or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to Administrative Agent of a Committed Loan Notice. Each such Committed Loan Notice must be received by Administrative Agent not later than noon (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $200,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice shall specify (i) whether Borrower is requesting a Revolving Credit Borrowing, the Term Borrowing, a conversion of Revolving Credit Loans or Term Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Revolving Credit Loans or Term Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If Borrower fails to specify a Type of Loan in a Committed Loan Notice or if Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Revolving Credit Loans or Term Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.”
(i)    Section 2.04(b) of the Agreement is amended to read in its entirety as follows:
“(b)    Borrowing Procedures. Each Swing Line Borrowing shall be made upon Borrower’s irrevocable notice to Swing Line Lender and Administrative Agent, which may be given by (A) telephone or (B) by a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to Swing Line Lender and Administrative Agent of a Swing Line Loan Notice. Each Swing Line Loan Notice must be received by Swing Line Lender and Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Promptly after receipt by Swing Line Lender of any Swing Line Loan Notice, Swing Line Lender will confirm with Administrative Agent (by telephone or in writing) that Administrative Agent has also received such Swing Line Loan Notice and, if not, Swing Line Lender will notify Administrative Agent (by telephone or in writing) of the contents thereof. Unless Swing Line Lender has received notice (by telephone or in writing) from Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Error! Reference source not found. is not then satisfied, then, subject to the terms and conditions hereof, Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to Borrower at its office by crediting the account of Borrower on the books of Swing Line Lender in immediately available funds.”
(j)    Section 2.05(a)(i) of the Agreement is amended to read in its entirety as follows:

“(i)    Borrower may, upon notice to Administrative Agent, at any time or from time to time voluntarily prepay Revolving Credit Loans and Term Loans in whole or in part without premium or penalty; provided that (A) such notice must be in a form acceptable to Administrative Agent and be received by Administrative Agent not later than 11:00 a.m. (1) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (2) on the date of prepayment of Base Rate Loans; (B) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof; and (C) any prepayment of Base Rate Loans shall be in a principal amount of $200,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Loans. Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by Borrower, Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.16, each such prepayment shall be applied (x) with respect to Revolving Credit Loans, to the Revolving Credit Loans of Revolving Credit Lenders in accordance with their respective Applicable Revolving Credit Percentages and (y) with respect to Term Loans, to the installments set forth in Section 2.07(a) on a pro rata basis in accordance with the Applicable Percentages of the Term Lenders with respect to the Term Loans.”
(k)    A new Section 3.01(h) of the Agreement shall be added in appropriate order to read in its entirety as follows:
“(h)    FATCA. For purposes of determining withholding Taxes imposed under FATCA from and after the effective date of the Amendment, the Borrower Parties and Administrative Agent shall treat (and the Lenders hereby authorize Administrative Agent to treat) the Obligations under this Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”
(l)    The paragraph immediately following Section 6.02(f) is hereby amended to insert “, 6.01(b)” after “Section 6.01(a)” and before “or 6.02(a)”.
(m)    Section 6.12(d) of the Agreement is amended to read in its entirety as follows:
“(d)    [Reserved.]”
(n)    Section 7.02 of the Agreement is amended to delete “and” at the end of clause (h), replace the “.” at the end of clause (i) with “and”, and insert a new clause (j) as follows:
“(j)    Investments in joint ventures not to exceed $25,000,000 in the aggregate from and after the date of this Agreement.”
(o)    Section 7.03(f) of the Agreement is amended to read in its entirety as follows:
“(f)    other unsecured Indebtedness in an aggregate outstanding amount that does not exceed $50,000,000 at any time.”

(p)    Section 7.05(g) of the Agreement is amended to read in its entirety as follows:
“(g)    if no Default then exists or would result therefrom, other Dispositions that do not exceed $100,000,000 in the aggregate after the date of this Agreement;”
(q)    Section 7.06(d) of the Agreement is amended to read in its entirety as follows:
“(d)    if, after giving effect to such Restricted Payment, the Leverage Ratio (i) is equal to or greater than 2.75:1.00, Borrower may declare and make cash dividends in an amount that does not exceed $20,000,000 during any fiscal year; and (ii) is less than 2.75:1.00, Borrower may declare and make cash dividends without the limitation set forth in this clause (d); and”
(r)    Section 7.06(e) of the Agreement is amended to read in its entirety as follows:
“(e)    if, after giving effect to such Restricted Payment, the Leverage Ratio (i) is equal to or greater than 2.75:1.00, Borrower may purchase, redeem or otherwise acquire its Equity Interests for an aggregate consideration that does not exceed $50,000,000 during the period from October 1, 2012 through the Maturity Date; and (ii) is less than 2.75:1.00, Borrower may purchase, redeem or otherwise acquire its Equity Interests without the limitation set forth in this clause (e).”
(s)    Section 10.02(c) of the Agreement is amended to read in its entirety as follows:
“(c)    The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH BORROWER MATERIALS OR THE PLATFORM. In no event shall Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to Borrower, any Lender, L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of Borrower’s, any Loan Party’s or Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet.”
(t)    Section 10.17 of the Agreement is amended to read in its entirety as follows:
10.17    Electronic Execution of Assignments and Certain Other Documents. The words “execute”, “execution”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or in any amendment or other modifications, Committed Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act,

or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it.
(u)    Schedule 2 of Exhibit D to the Agreement is amended to delete “IV.    Section 6.12(d) – Capital Expenditures” in its entirety.
Section 3.    Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date when and if Administrative Agent has received the following:
(a)    this Amendment, duly executed by Borrower, each Guarantor, Administrative Agent and each Lender;
(b)    guaranty joinder agreements executed and delivered by each of AZZ Galvanizing – Nebraska, LLC, a Delaware limited liability company, AZZ Enclosure Systems LLC, a Delaware limited liability company, AZZ Bus System Services LLC, a Delaware limited liability company, and AZZ International Holdings LLC, a Delaware limited liability company (collectively, the “New Guarantors”)
(c)    certificates of Responsible Officers of each New Guarantor, attaching and certifying resolutions, incumbency of officers, Organization Documents, and certificates of existence, good standing and foreign qualification for each jurisdiction where such New Guarantor’s ownership, lease or operation of its properties or the conduct of its business requires such qualification;
(d)    a certificate of a Responsible Officer, certifying (i) there have been no changes to the Organization Documents of Borrower or Guarantors previously delivered to Administrative Agent, or attaching any amended Organization Documents, (ii) the names and true signatures of the officers of Borrower and each Guarantor authorized to execute and deliver this Amendment, (iii) for Borrower and each Guarantor that is not a partnership, copies of the resolutions of the Board of Managers or Board of Directors of Borrower or such Guarantor, approving and authorizing the execution, delivery and performance by Borrower or such Guarantor of this Amendment and the transactions contemplated hereby; and (iv) for each Guarantor that is a partnership, evidence of approval and authorization of the execution, delivery and performance by such Guarantor of this Amendment and the transactions contemplated hereby; and
(e)    such other assurances, certificates, Loan Documents, other documents, consents and opinions as Administrative Agent may reasonably require.
Section 4.    Representations and Warranties of Borrower. Borrower represents and warrants to Administrative Agent and Lenders as set forth below.
(a)    The execution, delivery and performance by Borrower and each Guarantor of this Amendment, the transactions contemplated hereby and the Agreement, as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of any stockholder, member, partner, security holder or creditor of Borrower or such Guarantor, (ii) violate or conflict with any provision of Borrower’s or such Guarantor’s Articles of Incorporation, Bylaws, partnership agreement, limited liability company agreement, or other organizational documents, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or leased or hereafter acquired by Borrower or such

Guarantor, (iv) violate any Laws applicable to Borrower or such Guarantor (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan agreement or any other material agreement to which Borrower or such Guarantor is a party or by which Borrower or such Guarantor or any of its Property is bound or affected.
(b)    No authorization, consent, approval, order license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable Law the execution, delivery and performance by Borrower or any Guarantor of this Amendment, the transactions contemplated hereby and the Agreement, as amended hereby.
(c)    Each of this Amendment and the Agreement, as amended hereby, has been duly executed and delivered by Borrower and each Guarantor and constitutes the legal, valid and binding obligation of Borrower and each Guarantor, enforceable against Borrower and each Guarantor in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.
(d)    The representations and warranties of Borrower contained in Article V of the Agreement are true and correct as though made on and as of the Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date).
(e)    No Default exists or would result from the effectiveness of this Amendment.
(f)    Borrower and each Guarantor agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect the guaranties, assurances, and Liens granted, conveyed or assigned by the Agreement and the other Loan Documents.
Section 5.    Reference to and Effect on Loan Documents.
(a)    On and after the Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or any other expression of like import referring to the Agreement, and each reference in the other Loan Documents to “the Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended and modified by this Amendment.
(b)    Except as specifically amended hereby, all provisions of the Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by Borrower and each Guarantor.
(c)    Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a consent to any other matter requiring the consent of any Lender or Administrative Agent under the Loan Documents or a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

Section 6.    Costs and Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments, agreements and Loan Documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Administrative Agent with respect thereto and with respect to advising Administrative Agent as to its rights and responsibilities hereunder and thereunder.
Section 7.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This agreement, when executed by the parties hereto, shall be a “Loan Document” as defined and referred to in the Agreement and the other Loan Documents. Delivery of an executed counterpart hereof by fax, electronic mail or other electronic delivery shall be effective as the delivery of a manually executed counterpart hereof.
Section 8.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
Section 9.    ENTIRETY. THIS AMENDMENT, THE AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

EXECUTED as of the date first stated above.
BORROWER:
AZZ INC.

By:	/s/ Paul W. Fehlman Paul W. Fehlman, Senior Vice President and Chief Financial Officer

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First Amendment to Credit Agreement

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Linda Lov Name: Linda Lov Title: Assistant Vice President

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First Amendment to Credit Agreement

LENDERS:
BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Allison W. Connally Allison W. Connally, Senior Vice President

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First Amendment to Credit Agreement

COMPASS BANK, as a Lender

By:	/s/ Kevin Wisel Name: Kevin Wisel Title: Senior Vice President

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First Amendment to Credit Agreement

FIFTH THIRD BANK, as a Lender

By:	/s/ Matthew Lewis Name: Matthew Lewis Title: Vice President

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First Amendment to Credit Agreement

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Allen K. King Name: Allen K. King Title: SVP

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First Amendment to Credit Agreement

To induce Administrative Agent to enter into this Amendment, the undersigned hereby consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent and their respective successors and permitted assigns.
GUARANTORS:
AAA GALVANIZING – JOLIET, INC.
AAA GALVANIZING – DIXON, INC.
AAA GALVANIZING – CHELSEA, LLC
AAA GALVANIZING – HAMILTON, INC.
AAA GALVANIZING – PEORIA, INC.
AAA GALVANIZING – WINSTED, INC.
AZTEC INDUSTRIES, INC.
THE CALVERT COMPANY, INC.
GULF COAST GALVANIZING, INC.
ARKGALV, LLC
ARBOR-CROWLEY, LLC
ATKINSON INDUSTRIES, INC.
AUTOMATIC PROCESSING INCORPORATED
ARIZONA GALVANIZING, INC.
HOBSON GALVANIZING, INC.
CGIT SYSTEMS, INC.
WESTSIDE GALVANIZING SERVICES, LLC
CARTER AND CRAWLEY, INC.
CENTRAL ELECTRIC COMPANY
CENTRAL ELECTRIC MANUFACTURING COMPANY

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First Amendment to Credit Agreement

ELECTRICAL POWER SYSTEMS, LLC
WITT GALVANIZING - CINCINNATI, LLC
WITT GALVANIZING - MUNCIE, LLC
WITT GALVANIZING - PLYMOUTH, LLC

AZTEC MANUFACTURING PARTNERSHIP, LTD. By:	AZZ GROUP, LP, its General Partner By: AZZ GP, LLC, its General Partner

AZTEC MANUFACTURING – WASKOM PARTNERSHIP, LTD. By:	AZZ GROUP, LP, its General Partner By: AZZ GP, LLC, its General Partner

RIG-A-LITE PARTNERSHIP, LTD. By:	AZZ GROUP, LP, its General Partner By: AZZ GP, LLC, its General Partner

INTERNATIONAL GALVANIZERS PARTNERSHIP, LTD. By:	AZZ GROUP, LP, its General Partner By: AZZ GP, LLC, its General Partner
AZZ GROUP, LP
By:    AZZ GP, LLC, its General Partner
AZZ GP, LLC
AZZ LP, LLC
AZZ HOLDINGS, INC.
AZZ DELAWARE LLC
NORTH AMERICAN GALVANIZING & COATINGS, INC.
NAGALV – OHIO, INC.
NAGALV – WV, INC.
NORTH AMERICAN GALVANIZING COMPANY LLC
REINFORCING SERVICES, INC.
ROGERS GALVANIZING COMPANY-KANSAS CITY

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First Amendment to Credit Agreement

NUCLEAR LOGISTICS LLC
(formerly known as AZZ AcquireCo, Inc.)
AZZ SPECIALTY REPAIR AND OVERHAUL LLC
(formerly known as Aquilex Specialty Repair and Overhaul LLC)
AZZ SMS LLC (formerly known as Aquilex SMS LLC)
AZZ WSI LLC (formerly known as Aquilex WSI LLC)
ZALK STEEL & SUPPLY CO. (formerly known as AZZ Acquire Co.)
AZZ GALVANIZING RENO, LLC (formerly known as Greeley Development Corporation)
AZZ ACQUISITION SUB, LLC
AZZ GALVANIZING – BIG SPRING, LLC
AZZ GALVANIZING – HURST, LLC
AZZ GALVANIZING – KENNEDALE, LLC
AZZ GALVANIZING – KOSCIUSKO, LLC
AZZ GALVANIZING – MORGAN CITY, LLC
AZZ GALVANIZING – SAN ANTONIO, LLC
AZZ INTERNATIONAL I, LLC
AZZ INTERNATIONAL II, LLC
AZZ NETHERLANDS, LLC

Signature Page to
First Amendment to Credit Agreement

AZZ BUS SYSTEM SERVICES LLC
AZZ ENCLOSURE SYSTEMS LLC
AZZ GALVANIZING – NEBRASKA, LLC
AZZ INTERNATIONAL HOLDINGS LLC
AZZ – TEXAS WELDED WIRE, LLC

By:	/s/ Tara D. Mackey Tara D. Mackey, Secretary of each of the foregoing entities

Signature Page to
First Amendment to Credit Agreement